Exhibit 99.1



Corporate Presentation

October 2026

LIPOCINE
ENHANCING HEALTH

Forward-Looking Statements

This presentation contains "forward-looking statements" that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and include statements that are not historical facts regarding our product candidates and strategic plans and related development efforts with the FDA, including with respect to LPCN 1154, our current intention to conduct a safety and efficacy study relating to LPCN 1154, the timing and potential results of the safety and efficacy study relating to LPCN 1154, the timing of our submission of a NDA with the FDA for LPCN 1154, and the potential uses and benefits of our product candidates, the application of our proprietary platform in developing new treatments, the achievement of milestones within and completion of clinical trials, the timing and completion of regulatory reviews, outcomes of clinical trials of our product candidates, and the potential uses and benefits of our product candidates. Investors are cautioned that all such forward-looking statements involve risks and uncertainties, including, without limitation, the risks that we may not be successful in developing product candidates, we may not have sufficient capital to complete the development processes for our product candidates or we may decide to allocate our available capital to other product candidates, we may not be able to enter into partnerships or other strategic relationships to monetize our non-core assets, safety and efficacy studies, including those relating to LPCN 1154, may not be successful or may not provide results that would support the submission of a NDA, the FDA may not approve any of our products, risks related to our products, expected product benefits not being realized, clinical and regulatory expectations and plans not being realized, new regulatory developments and requirements, risks related to the FDA approval process including the receipt of regulatory approvals and our ability to utilize a streamlined approval pathway for LPCN 1154, the results and timing of clinical trials, patient acceptance of Lipocine's products, the manufacturing and commercialization of Lipocine's products, and other risks detailed in Lipocine's filings with the SEC, including, without limitation, its Form 10-K and other reports on Forms 8-K and 10-Q, all of which can be obtained on the SEC website at www.sec.gov. Lipocine assumes no obligation to update or revise publicly any forward-looking statements contained in this presentation, except as required by law.

Lipocine Highlights

LPCN 1154 targets a large PPD market with a clear unmet need	ZURZUVAE® sales reached $71M in Q2 2026, with projected peak sales of ~$1B, yet its CNS depressant effects (somnolence, dizziness) remain a limitation.
LPCN 1154 has potential for rapid, durable relief in a 48-hour, at-home treatment*	Relief as early as 12 hours, with effect lasting ~1 month post treatment, in a short oral regimen taken at home.
LPCN 1154 shows differentiated tolerability and rapid target engagement	No treatment discontinuations and no treatment-related SAEs; qEEG confirms GABAA target engagement.
BLOOM topline in 2H2027 is significant near-term catalyst with potential path to NDA	Phase 3 study in severe PPD (N≈120), funded through topline data, with a potential commercial opportunity to follow.
MDD and essential tremor (ET) offer expansion into two larger CNS markets	LPCN 2201 (MDD): $31B market by 2030, with a profile aligned to FDA rapid-acting criteria. LPCN 2203 (ET): $3B+ opportunity with no new approved drug in 50+ years.

*Post-hoc subgroup analysis (non-outlier sites); hypothesis-generating

PPD: postpartum depression; MDD: major depressive disorder; ET: essential tremor; SAE: serious adverse event

Lipocine's Proprietary Technology

Overcoming oral drug delivery challenges



Lip'ral based dosage form
Insoluble drug lipid composition
GI Lumen
Section of GI magnified to illustrate absorption
Drug
+
Carrier
=
Drug Loaded Carrier
GI Lumen
Aqueous Barrier Layer
Intestinal Wall
Systemic Circulation
Insoluble drug lipid composition
Optimal dispersed phase in GI tract
Effective transfer across aqueous barrier layer
Improved absorption

Lipocine Pipeline

Development Candidates		Indication	Phase 1	Phase 2	Pivotal	Commercial	Next Steps/Status
Neuroactive Steroids	LPCN 1154 (BRLIZIO™)	Postpartum Depression (PPD)					BLOOM (Phase 3) study: target 1st patient dose early Q4, 2026
	LPCN 2201	Major Depressive Disorder (MDD)					Phase 2 POC study
	LPCN 2203	Essential Tremor (ET)					Phase 1 study completed
	LPCN 2101	Drug Resistant Epilepsy (DRE)					Phase 2 POC study
Commercial Product		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
TLANDO®		Testosterone Replacement Therapy					Commercialized in the U.S.
Out-License Opportunities		**Indication**	**Phase 1**	**Phase 2**	**Pivotal**	**Commercial**	**Next Steps/Status**
LPCN 1148		Liver Cirrhosis					Phase 2 study completed
LPCN 2401		Obesity Management – Adjunct to GLP-1					POC study completed
LPCN 1107		Prevention of Preterm Birth					End of Phase 2 meeting completed

LIPOCINE
ENHANCING HEALTH

BLOOM (Brexanolone Lifting Outcomes Of Moms with Postpartum Depression) study

TLANDO® – FDA-Approved Oral Testosterone Replacement Therapy (TRT)

Expanding commercial opportunity

IMPORTANT SAFETY INFORMATION
www.tlando.com


TLANDO®
(testosterone undecanoate)
Capsules 112.5 mg
120 capsules
Rx only

- **TLANDO® commercialized in the USA, approved in Canada and UAE**
  - Partnered in multiple additional territories
- **Opportunity to expand indication**
  - Treatment of decreased libido in men with idiopathic hypogonadism
- Recent FDA labeling changes for testosterone products
  - Boxed Warning related to an increased risk of adverse cardiovascular outcomes removed
  - Contraindication for men with "age-related hypogonadism" removed
- **HHS announced requested updates to TRT product labels**
  - Updates to prostate cancer risk and warnings regarding benign prostatic hyperplasia – TRT to be contraindicated only in men with metastatic prostate cancer

First and only oral testosterone replacement therapy (TRT) option that does not require dose titration

LPCN 1154 (BRLIZIO™)

Potential First Oral Brexanolone for PPD (Postpartum Depression)



BRLIZIO™ is the brand name conditionally accepted by FDA

PPD – An Expanding Market Opportunity

Awareness drives diagnosis - empowering women with PPD through effective therapies

- High clinical and economic burden with consequences beyond the health of the mother
- Treatment goal is rapid symptom relief to improve outcomes for mother and child
- Negative impact on family stability, child development, and society
- PPD commonly presents with psychiatric comorbidity; 64% report anxiety symptoms[1]
- Mental health disorders are the leading cause of maternal mortality in the United States[2]
  - Up to 30% of women with PPD report suicidal ideation[3]
- Compelling pharmacoeconomic rationale for early, effective intervention[4]



Estimated patients in the U.S. with PPD[5]
3.6M
Pregnancies in the US[6]
~600,000
Postpartum depression[7]
~240,000
Diagnosed PPD patients[8]
~144,000
Diagnosed are Rx treated[9]
Increased awareness and effective therapies are expected to meaningfully expand diagnosis among symptomatic women with PPD

ZURZUVAE® Rx price: $17,114 (~$21K in Germany)

ZURZUVAE® revenue $71M Q2-26[10]

Projected peak ZURZUVAE® sales of ~$1B[11]

ZURZUVAE® is an FDA-approved oral treatment for adults with PPD

1. Farr et al. J Womens Health (Larchmt). 2013 Oct 26:23(2):120–128
2. Reis, J Midwifery Womens Health. 2025;70(1):13–16
3. Mauri et al. Arch Womens Ment Health. 2012; 15(1): 39-47
4. Leerink Center for Pharmacoeconomics, 2025 MEDACorp LLC
5. Foster Rosenblatt market research 2023 (Lipocine internal data)
6. National Vital Statistics Report vol 72. num 1, 2023; Vital Statistics Rapid Release, report 26, 2023
7. Van Niel et al. Cleveland Clinic J of Medicine. 2020;87(5):273-277
8. Cox et al. J Clin Psychiatry. 2016;77:9, Beck. AJN. 2006;106:5
9. Sage/Biogen HEOR Claims Analysis
10. Biogen 2nd Quarter 2026 Financial Results
11. Sage May 2025 Management Projection

LPCN 1154 – Poised to Lead the Market and Set a New Standard of Care

Therapy overview – LPCN 1154 vs. existing options

LPCN 1154 (BRLIZIO™) is expected to provide rapid relief of PPD with a short (48-hour) treatment

Zuranolone (ZURZUVAE®) treatment is associated with frequent CNS depressant effects such as somnolence, dizziness, and sedation

SSRIs / SNRIs have slow onset, longer treatment duration, and lower response rates. Additionally side effects such as sexual dysfunction, changes in sleep pattern and weight gain are common

	Oral Brexanolone *(LPCN 1154)*	**Zuranolone** *(ZURZUVAE®)*	***SSRIs/SNRIs*** *Off-Label Use*
Description	**Bioidentical NAS**	Synthetic NAS derivative	Synthetic SSRI/SNRI
Median Time to Response* Onset	**2.6 days****	9 days[1]	weeks
CNS depressant AEs	**low[3]**	high[2]	moderate[4]
Onset of Action	**hours**	days	weeks
Treatment Duration	**48 hours**	14 days	months

No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

LIPOCINE ENHANCING HEALTH

1. Deligiannidis et al., Am J Psychiatry 180:9, September 2023
2. Zurzuvae label; Somnolence (36%), dizziness (13%), dose Reduction (14%), and discontinuation (2%),
3. Defined as less than 5% with no drug discontinuations, drug-related SAEs, loss of consciousness, or excessive sedation
4. https://www.uptodate.com/contents/image?imageKey=PSYCH%2F143603

* Median time to response is defined as time to 50% of participants experiencing response (≥50% reduction in HAM-D)

** internal data, patient with PPD and history of psychiatric condition based on MINI

Rapid, Durable, and Meaningful Improvement Across All Timepoints

Subgroup analysis*

HAM-D Change From Baseline Over Time



Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
***
*
*
*
**
LPCN 1154 (N=27)
Placebo (N=33)

Time	Placebo-adjusted Difference	Statistical Significance	Cohen's d
Hour 12	-7.1	P < 0.001	-1.10
Hour 36	-5.3	P < 0.05	-0.64
Hour 60	-5.8	P < 0.05	-0.68
Day 7	-5.2	P < 0.05	-0.54
Day 30	-6.6	P < 0.01	-0.76

* p<0.05; ** p<0.01; *** p<0.001.

https://clinicaltrials.gov/study/NCT06979544
Mixed model for repeated measures, least squares means placebo-adjusted difference. P-values are nominal
*Post-hoc analysis excluding outlier site

LPCN 1154 – Responder and Remitter Results Corroborate Strong Treatment Effect*

38.5% HAM-D response at Hour 12 vs 6.3% for placebo


Percent of Participants with HAM-D Response
HAM-D Responder (%)
0
20
40
60
80
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo


Percent of Participants with HAM-D Remission
HAM-D Remitter (%)
0
20
40
60
Hour 12
Hour 36
Hour 60
Day 7
Day 30
Cumulative
LPCN 1154
Placebo

https://clinicaltrials.gov/study/NCT06979544

Response: ≥ 50% reduction in HAM-D score; Remission: HAM-D score ≤ 7
Nominal statistical significance is not shown
*Post-hoc analysis excluding outlier site

LPCN 1154 – Fastest Observed Onset in PPD

PK data support rapid target engagement resulting in clinically meaningful relief at 12 hours

Subgroup Analysis: Non-Outlier Sites

(https://clinicaltrials.gov/study/NCT06979544)

At 12 Hours	Excluding Outlier Site (N=60)
HAM-D17[1]	**-7.1** *** (Cohen's d = -1.10)
HAM-A[1]	-6.3 ** (Cohen's d = -0.86)
HAM-D17 Response[2] (Active vs Placebo)	**38.5%** vs 6.3% **
HAM-D6[1]	-2.8 ** (Cohen's d = -0.77)

* p<0.05; ** p<0.01; *** p<0.001.


PK/PD Correlation: Mechanistic Validation (qEEG EC)
Mean Brexanolone Plasma Concentration (ng/ml)
Mean qEEG % CBL Beta power EC (12 - 25 HZ)
Time (h)
Clinical Efficacy Onset
(-7.1 pts. p<0.001) at Hour 12
0
20
40
60
80
100
120
140
0
10
20
30
40
50
60
70
0
2
4
6
8
10
12
14

- β band qEEG activity is a validated, objective biomarker of $GABA_A$ receptor modulation
- Significant increase in β band amplitude

Single dose study LPCN 1154-23-004: Utilized same dose strength as the PK dose confirmation study
qEEG EC: quantitative electroencephalography eye closed; CFB: Change From Baseline

1. Placebo adjusted CBL
2. Response: ≥ 50% reduction in HAM-D score
Post-hoc analyses

LPCN 1154 Demonstrated Differentiated Efficacy Signal

ZURZUVAE®

LS Mean CBL in HAM-D Total Score Over Time in Study[1]



Placebo
ZURZUVAE 50 mg
On drug
Off drug
LS Mean Change from Baseline (HAM-D Total Score)
Time (day)
0
-5
-10
-15
-20
0
10
20
30
40
50

Timepoint	Study Name	Day 3	Day 8	Day 15	Day 28	Day 45
LSMD (95% CI)	Skylark[1]	-3.4 (-5.4, -1.4)	-3.7 (-5.8, -1.6)	-4.0 (-6.3, -1.7)	-2.9 (-5.4, -0.5)	-3.5 (-6.0, -1.0)

1. Study PPD-301 (50 mg), SKYLARK; FDA Integrated Review (MDR), NDA 217369Orig2s000, 2023.

LPCN 1154

LS Mean CBL in HAM-D Total Score Over Time in Study*



LPCN 1154 (N=27)
Placebo (N=33)
On drug
Off drug
LS Mean Change from Baseline (HAM-D Total Score)
0
-5
-10
-15
-20
Hour 60
Day 7
Day 30

Timepoint	Hour 12	Hour 36	Hour 60	Day 7	Day 30
LSMD (95% CI)	-7.1 (-10.5, -3.8)	-5.3 (-9.8, -0.8)	-5.8 (-10.3, -1.4)	-5.2 (-10.0, -0.3)	-6.6 (-11.2, -1.9)

*Subgroup Analysis: Non-Outlier Sites (https://clinicaltrials.gov/study/NCT06979544)

LIPOCINE ENHANCING HEALTH

LSMD, Least squares mean difference versus placebo; CI, confidence interval; CBL, change from baseline

No head-to-head clinical trials have been conducted. **Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.**

LPCN 1154 – Differentiated Tolerability

Comparison to Zurzuvae safety*

Adverse Reaction	LPCN 1154 (N=45)	Placebo (N=45)	ZURZUVAE (N=171)	Placebo (N=169)
Key Adverse Reactions				
Somnolence and sedation	4%	0%	19-36%	6-11%
Dizziness	4%	0%	8-13%	6-9%
Fatigue	0%	0%	5%	1-2%
Diarrhea	0%	0%	5-9%	2-3%
Memory impairment	0%	0%	3%	0%
Tremor	0%	0%	2%	0%
Anxiety	0%	0%	2%	1%

Dose reductions

- 1 subject with LPCN 1154 due to rash
- Up to 14% with Zurzuvae
  - Due to somnolence and dizziness

Treatment discontinuations

- 0% with LPCN 1154
- 4.1% with Zurzuvae in SKYLARK study
  - Majority due to nervous system AEs

- No treatment-related SAEs with LPCN 1154
- One SAE of confusional state reported with Zurzuvae in Phase 3 PPD trials
  - From label, "In each clinical study, some Zurzuvae-treated patients developed confusional state. One of these cases was severe, and was also associated with somnolence, dizziness, and gait disturbance"
  - Link to Zurzuvae TV commercial with side effects and driving restriction mentions: https://www.zurzuvae.com/en-us/home/patient-stories-and-resources/ppd-resources.html

Safety data of LPCN 1154 is from full analysis set
* Per label; two separate studies

Brexanolone Lifting Outcomes Of Moms (BLOOM)

Phase 3: Randomized, double-blind, placebo-controlled US study in severe postpartum depression

Study population

N ≈ 120

- Women aged 15–45 years
- ≤18 months postpartum
- HAM-D17 ≥26

1:1

Randomization

Oral LPCN 1154 (Brexanolone)
48-hour oral dosing regimen

Matching placebo
Same schedule

Treatment and follow-up

Day −28 to −1	Day 1	Hour 12	Hour 48	Hour 60	Day 15	Day 30
Screening	First dose	Assessment	Complete dosing	Primary endpoint	Follow-up	Follow-up

Primary endpoint

HAM-D17 change from baseline at Hour 60 vs placebo

Key secondary endpoints

HAM-D17 change from baseline at Hour 12 and Day 30 vs placebo

LIPOCINE
ENHANCING HEALTH

NCT07822321
Protocol LPCN 1154-26-002
HAM-D17: 17-item Hamilton Depression Rating Scale.

LPCN 1154 – Potential "Game Changer" for Fast Acting Depression Therapy

Key takeaways

- Large, attractive market opportunity
- Differentiated product profile addressing unmet needs
- Streamlined path to NDA submission
- Issued and pending patent protection globally
- Platform potential for expansion into additional depressive indications

LPCN 1154

- Rapid & Durable Relief
- Superior Tolerability
- At Home 48-hour Treatment

LPCN 2201

Oral Brexanolone for
Major Depressive Disorder (MDD)



MDD Market Potential

Total annual burden of medication-treated MDD among the US population was $92.7 billion[1]

Severe MDD is strongly linked to significant difficulty in work, social, and home activities

MDD prevalence 8.4% of population[2]
~21M

- **61% received treatment[2]**: ~13M
- **38% with suicidal ideation[3]**: ~8M
- **~33% severe MDD[4]**: ~6.6M

SPRAVATO® Rx cost: ~ $15,000 annually*, $405M in Q3 2025[5]
AUVELITY® Rx Cost: ~$15,000 annually, $136 M in Q3 2025[6]

Market expected to reach $31B by 2030[7]

Significant Unmet Needs in Depression Disorders

Rapid Relief	Hours/Days, especially for severe MDD
Robust Efficacy	Adequate and durable remission/response; treat anxiety comorbidity
Good Tolerability	Minimal CNS depressant effects, no dissociation, no sexual dysfunction or weight gain side effects, no withdrawal side effects upon discontinuation
Unrestricted Access	Outpatient or at home use

LIPOCINE
ENHANCING HEALTH

1. J Clin Psychiatry 2021;82(2):20m13699
2. https://www.nimh.nih.gov/health/statistics/major-depression
3. Cai et al. J Affect Disord. 2021 Oct 1:293:148-158
4. Adv Ther. 2023 Jul 31;40(10):4460–4479
5. https://www.investor.jnj.com/investor-news/news-details/2025/Johnson--Johnson-Reports-Q3-2025-Results-Raises-2025-Sales-Outlook/default.aspx
6. Axsome Corporate Presentation November 2025
7. https://www.mordorintelligence.com/industry-reports/antidepressants-market

*Induction, $4,000 for 1st month + maintenance ~ $1,000 per month

Rapid, Durable, & Statistically Significant Improvement Across Multiple Timepoints

Subgroup Analysis: PPD with History of Psychiatric Diagnosis

HAM-D Change From Baseline Overtime



Hour 12
Hour 36
Hour 60
Day 7
Day 30
0
-5
-10
-15
-20
HAM-D Change From Baseline
***
*
**
*
LPCN 1154 (N=24)
Placebo (N=30)

Time	Placebo-adjusted Difference	Statistical Significance	Cohen's d
Hour 12	-7.2	P < 0.001	-1.10
Hour 36	-5.0	P < 0.05	-0.60
Hour 60	-6.1	P < 0.01	-0.73
Day 7	-4.2	NSS	-0.46
Day 30	-5.3	P < 0.05	-0.60

* p<0.05; ** p<0.01; *** p<0.001.

NCT06979544
Mixed model for repeated measures, least squares means placebo-adjusted difference. P-values are nominal
Post-hoc analyses

LPCN 2201 – Targeted Attribute-Based Product Differentiation

Potential Rapid Acting Anti-Depressant (RAAD)

Product Attribute*	LPCN 2201 (Neuroactive Steroid)	SPRAVATO (Esketamine)[1]	AUVELITY (Dextromethorphan + bupropion)[2]	SSRI/SNRI	Psychedelics
Mechanism of Action	**Positive $GABA_A$ modulator**	**NMDA receptor antagonist**	NMDA receptor antagonist + norepinephrine/dopamine reuptake inhibitor	Serotonin reuptake inhibition (SSRI) or serotonin + norepinephrine reuptake inhibition (SNRI)	**5-HT_2A receptor agonism**
Route	**Oral**	**Intranasal**	Oral	Oral	**Oral/Injection**
Onset of Efficacy	**Hours to days**	**Hours to days**	1-2 weeks	4-8 weeks	**Hours to days**
Key AEs	**Somnolence/sedation (4%) and dizziness (4%)**	**Psychological effects (61-84%) including dissociation, dizziness (29%), nausea (28%), sedation (23%), vertigo (23%)**	Dizziness (16%), nausea (13%), dry mouth, somnolence	Sexual dysfunction, weight gain, GI upset	**Transient anxiety, nausea, headache, perceptual changes**
Monitoring/ Administration Setting	**Not expected/At home**	**REMS/in-clinic observation (≥2 hrs post-dose)**	None required/at home	None required/at home	**In-clinic observation (≥4 hrs post-dose)**

LIPOCINE ENHANCING HEALTH

*No head-to-head clinical trials have been conducted. Data are derived from published reports of different clinical trials at different points in time, with differences in trial design, size, and patient populations.

1. https://www.spravatohcp.com/trd-efficacy-safety/
2. Auvelity label

LPCN 2201 – Target Profile Aligned with FDA Guidance on RAAD

MDD potential supported by LPCN 1154 data in PPD

FDA Criteria for Rapid-Acting Anti-Depressants (RAAD)

For rapid-acting antidepressants, the timing of effect considerations include the following:

- **Efficacy** generally should be demonstrated within 1 week for a rapid-acting antidepressant. Some novel antidepressants are thought to be effective within hours or days. In such cases, an earlier primary efficacy endpoint would be appropriate.
- **Durability** of effect beyond the initial response should be characterized. To demonstrate both early onset of action and durability of effect, a primary efficacy endpoint early in the course of treatment would be chosen, with continued observation of drug–placebo differences over time.

- ✓ **Efficacy demonstrated within 1 week**
- ✓ **Durability of effect beyond the initial response**
- ✓ **Superior tolerability**
- ✓ **Ultrashort treatment duration**
- ✓ **Prompt home access**

https://www.fda.gov/regulatory-information/search-fda-guidance-documents/major-depressive-disorder-developing-drugs-treatment

*Based on subgroup based hypothesis generating results

LPCN 2203

Oral Brexanolone for Essential Tremor



Essential Tremor (ET)

Market potential - $3B+ blockbuster opportunity as 2nd line with 20% peak adoption


~7 M
2.8 M
1.8 M
360 K
$3.6B*
Estimated prevalence
2.2 % of population[1]
Diagnosed 40%
65% in need of 2nd line treatment
20% peak adoption

- Tremor is highly disabling and stigmatizing
- Stress can aggravate tremor in social setting
- Major impact on activities of daily living leading to unemployment, anxiety and depression[2]
  - Most common impacts on activities of daily living are pouring liquids and writing/typing (100%) and grooming/hygiene, drinking, dressing, eating, and reading (80-85%)
  - 90% of participants indicated the emotional impact of ET
  - 75% reported tremor-related worry or anxiety
- Majority of patients require caregiving[2]

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Gerbasi et al. Patient experiences in essential tremor: Mapping functional impacts to existing measures using qualitative research. MDS 2023.
*indicative pricing ~ $10K/patient/year

ET – Daytime Efficacy and Improved Tolerability Remain an Unmet Need

ET potential supported by observed superior tolerability of oral brexanolone

Unmet Need

Superior benefit to risk profile

- Improve efficacy
- Fewer side effects
    - Somnolence
    - Dizziness
    - Constipation
- Address anxiety/depression comorbidity
- Disease-modifying effects

Standard of Care Limitations

Unfavorable benefit to risk profile[3]

- Most patients are intolerant or have an inadequate response to first line propranolol or primidone
- 33% experienced no benefit from propranolol and 35% discontinued due to side effects
- 17% reported no benefit from primidone and 23% discontinued due to side effects

Competitive Landscape

- Propranolol is the first line therapy
- 65% in need of second line treatment
- ~44% of diagnosed patients treated with propranolol or primidone[2]

- **Ulixacaltamide**: Positive P3 results[4]
    - Discontinuation rate 36-38%
    - TEAEs ≥ 10%: Constipation (25-29%), dizziness (24-26%), brain fog (12-19%), paraesthsia (10-12%), fatigue (9-10%), insomnia (8-12%), and headache (8-13%)

LIPOCINE ENHANCING HEALTH

1. Louis ED, Ottman R. Tremor Other Hyperkinet Mov (N Y). 2014;4:259
2. Vetterick et al. Adv Ther. 2022; 39(12):5546–5567
3. Clinical Parkinsonism & Related Disorders 5 (2021) 100101
4. Praxis Corporate Presentation Jan 2026

Investment Value Proposition

Positioned for growth and near-term value creation

CNS program	Target indication	Program focus	Est. U.S. patients
LPCN 1154	Postpartum Depression (PPD)	Rapid-acting bioidentical oral NAS	~0.6M
LPCN 2201	Major Depressive Disorder (MDD)	Oral Rapid-Acting Antidepressant (RAAD)	~21M
LPCN 2203	Essential Tremor (ET)	Bioidentical oral NAS	~7M
LPCN 2101	Drug-Resistant Epilepsy (DRE)	Novel mechanism of action	~1M

- **Enabling effective oral delivery with advanced CNS pipeline assets**
- **Technology validated by an approved product with royalties**
- **LPCN 1154 is the lead value driver and near-term catalyst**
- **Existing human oral brexanolone dataset support expansion into larger CNS markets**
- **Value through partnering of non-core assets: LPCN 1107, LPCN 1148 and LPCN 2401**

LIPOCINE
ENHANCING HEALTH

NAS = neuroactive steroid. Patient populations are estimates, not market forecasts.
*As of June 30, 2026

Appendix

LPCN 2101

Treatment of Drug-Resistant Epilepsy



Drug-Resistant Epilepsy (DRE)

A significant clinical challenge in epilepsy care with high social and occupational limitations[1]

DRE is defined by **ILAE** as the failure of two appropriate anti-seizure medications (ASMs) to achieve sustained seizure freedom[3]

Prevalence	Affects 30-40% of epilepsy patients in the U.S.[2,3]
Clinical Impact	Increased risk of injury, hospitalization, mortality, and mental health issues[1,3]
Economic Burden	Contributes heavily to the $24.5 billion annual epilepsy-related healthcare costs[4]
Treatment Challenges	Limited success with medications and need for early identification Probability of achieving seizure freedom diminishes substantially with each subsequent AED regimen tried[5]

1. Pharmacol Rev. 2020 Jul;72(3):606–638
2. Front Neurol. 2022 Nov 3;13:1023832.
3. https://www.epilepsy.com/treatment/medicines/drug-resistant-epilepsy?
4. Epilepsia. 2022;63(8):2144–2154
5. JAMA Neurol. 2017 Dec 26;75(3):279–286

LPCN 2101 – NAS for Epilepsy Treatment

Positive Allosteric Modulator (PAM) of the $GABA_A$ receptor

Product Candidate Differentiation

- Novel MOA specifically addressing DRE
- Active molecule is bioidentical to endogenous NAS
- Potential to address psychiatric comorbidities (depression, anxiety, sleep disorders)

Anti-Seizure Activity in Preclinical Models

- Effective in most of the tonic and/or clonic, focal, and generalized seizure animal models[1-3]
- Maintained effectiveness upon chronic dosing[6]
- Potentially synergistic with benzodiazepines[4,5]

First Oral Enablement Phase 1 Results


Mean Plasma Concentration (ng/mL)
40
30
20
10
0
0
4
8
12
16
20
24
Time (hr)

From separate studies in post-menopausal women with Lip'ral based oral dosage forms

1) Kokate et al., 1996. Neuropharmacology. 2) Carver and Reddy, JPET 2016. 3) Ekaminski et al. epilepsia, 2004. 45(7): p. 864-7. 4)Bruun et al., 2015 Neuropharmacology. 5) Chuang and Redy, 2020, J Pharmacol Exp Ther. 6) Kokate et al., JPET, 1998.

LPCN 1148

Management of Liver Cirrhosis

- Overt Hepatic Encephalopathy (OHE)
- Sarcopenia in Decompensated Cirrhosis (Fast Track Designation)



LPCN 1148 - Unique Opportunity Addressing Two Distinct Liver Disease Markets

Positive POC Phase 2 results in treatment of sarcopenia and OHE in cirrhosis

Overt Hepatic Encephalopathy (OHE)

- Positive P2 results with background SOC
- Validated regulatory pathway
- A commercially successful surrogate
- Sparse competitors in development
- Unique ARA with patent protection through 2044

Sarcopenia in Cirrhosis

- Positive P2 results in sarcopenia
- FDA granted Fast Track Designation
- Acceptable endpoints in sarcopenia
- No competition in development
- Unique ARA with patent protection through 2044

Analogue (Rifaximin) Sales



Xifaxan U.S. revenue
Reported quarterly revenue, 2025 through Q2 2026, in USD millions.
$800M
$600M
$400M
$200M
$0
Q1 '25
Q2 '25
Q3 '25
Q4 '25
Q1 '26
Q2 '26

For the full year 2025, Xifaxan generated $2.2 billion

Source: Bausch Health quarterly earnings presentations and Form 10-K

POC = Proof of concept; SOC = Standard of care; ARA = Androgen receptor agonist

LPCN 1148 Phase 2 Results – Sarcopenia Primary Endpoint Met

Resolution of sarcopenia and significantly increased skeletal muscle mass index (SMI)



25
20
15
10
5
0
-5
% CBL L3-SMI
†
‡
‡
‡
‡
‡
Week
LPCN 1148
Placebo
Placebo to 1148

~9% increase in L3-SMI at week 24



40%
30%
20%
10%
0%
Resolution of Sarcopenia at Week 24
33%
0%
LPCN 1148
Placebo

33% of patients had resolution of sarcopenia* at week 24

LS mean (SE), † P<0.01 for change from baseline; ‡ p<0.01 vs. Week 24 placebo; L3-SMI = L3 skeletal muscle index
*Using protocol-defined sarcopenia thresholds. All data is LOCF

LPCN 1148 Phase 2 Results – HE Endpoint Met

Fewer overt hepatic encephalopathy events

Parameter	Through Week 24		Week 24 to EOS	
	Placebo N=14	LPCN 1148 N=15	LPCN 1148 N=11	LPCN 1148 switch from placebo N=8
History of HE prior to randomization (n)	11 (79%)	11 (73%)	7 (64%)	6 (75%)
Recurrent Overt HE (events)	6	1*	1	1
Time to first recurrent event (days)	35	114	294	140

OHE is defined as an adverse event of HE with CTCAE severity > grade 1. * P<0.05 vs placebo
HE events post study drug discontinuation for liver transplant excluded

LPCN 1148 Phase 2 Results Safety Data

Overall LPCN 1148 was well tolerated

- Rates and severities of AEs similar to those in Stage 1 with placebo
- Fewer participants experienced severe AEs when switched from placebo to LPCN 1148

Parameter	Placebo (Through Week 24) N=14	LPCN 1148 (Through Week 24) N=15	LPCN 1148 (Week 24 to EOS) N=11	LPCN 1148 switch from placebo (Week 24 to EOS) N=8
Total AEs	9 (64%)	9 (60%)	7 (64%)	7 (88%)
Serious AEs	5 (36%)	5 (33%)	5 (45%)	1 (13%)
Severe AEs	4 (29%)	4 (27%)	3 (27%)	1 (13%)
Deaths	2 (14%)	0	1 (9%)	0

Safety set; includes all participants who received study drug in a given stage. Post-transplant AEs excluded. Severe AEs: CTCAE severity ≥ Grade 3

LPCN 2401

Obesity Management – adjunct to GLP-1



Unprecedented Demand and Usage of GLP-1 Receptor Agonists[1-3]

GLP-1 market trending toward oral once daily dosing

Semaglutide: **$30 billion sales** in the US in 2024[4]
Tirzepatide: **$14 billion sales** in the US in 2024[5]

As of 2024, **around 12 percent of U.S. adults** reported having used a GLP-1 medication at some point[6]

Over **150 GLP-1 drug candidates** in development for multiple indications[7]


FDA approved indications
Expanding clinical indications1

- ✓ **T2DM**
- ✓ **Weight management**
- ✓ **Cardiovascular disease**
- ✓ **Chronic kidney disease**
- ✓ **Sleep apnea**

LIPOCINE
ENHANCING HEALTH

1. https://www.biospace.com/drug-development/7-indications-for-glp-1s-beyond-weight-loss
2. https://www.pwc.com/us/en/services/consulting/business-model-reinvention/glp-1-trends-and-impact-on-business-models.html
3. https://www.nature.com/articles/s41574-024-01066-9
4. Novo Nordisk SEC filing 2025
5. Eli Lilly SEC filing 2025
6. https://jamanetwork.com/journals/jama/article-abstract/2819949
7. https://www.globenewswire.com/news-release/2025/03/18/3044263/28124/en/

Drawbacks of Approved GLP-1 Receptor Agonists

Rapid loss of lean mass and functionality in elderly GLP-1 users

Low Quality Weight Loss[1]	Lean Mass Loss[1]	Functionality Loss[1]	Fracture Risk[2,3]
			

Weight Loss
Fat Loss
Lean Mass Loss
Mean change from Baseline
0
-1
-2
-3
-4
-5
-4.7kg
-3.2kg
-8.6%
-1.5kg
-4.1%
Semaglutide

32%
Lean mass
68%
Fat mass

43%

% Subjects with Fracture
3
2
1
0
Semaglutide
Placebo
Age ≥ 75

Low Quality Weight Loss: Significant weight loss is from lean mass loss in **16 weeks**[1]

Lean Mass Loss: The median percentage of total body weight loss that is due to lean mass:
32% in **16 weeks**[1] (elderly 60+)
35% in 24 weeks[3] (adults 18-80)

Functionality Loss: 43% of elderly (60+) lost ≥10% Stair Climb Power from baseline in **16 weeks** of GLP-1 use[1]

Fracture Risk: Patients on semaglutide had significantly more fractures of the hip and pelvis[2]

1. The data were adapted from Veru Corporate Presentation Jones Healthcare and Technology Innovation Conference, April 8-9, 2025
2. Wegovy label (Revised 03/2024)
3. https://investor.regeneron.com/news-releases/news-release-details/interim-results-ongoing-phase-2-courage-trial-confirm-potential

LPCN 2401 Once Daily Oral as An Adjunct to GLP-1 Treatment

Proven potential to improve body composition - quality weight loss with quality fat loss

Product Candidate Attributes

Proprietary androgen receptor agonist, testosterone ester(s), targeted for **once-a-day treatment** - "LPCN 2401"

- Androgen receptor agonist with α-tocopherol for once-a-day treatment – "LPCN 2401+E"
- A bioidentical to physiological regulator of myostatin that indirectly inhibits its expression and signaling

Targeted Mechanism of Actions

	Fat	Muscle	Bone
Androgen Receptor Agonist	• Induces lipolysis[1] • Lowers lipogenesis[1] • Inhibits expression of adipocytokines (e.g., leptin, TNF-α, IL-6, IL-1) [2]	• Stimulates muscle satellite activator, FGF2[3] • Modulates muscle growth suppressors MRF4 and myostatin (GDF8) expression in skeletal muscle[3]	• Acts directly on osteoblasts and consequently promotes bone formation[4] • Increases AR expression level in osteoblasts[4,5]

LIPOCINE ENHANCING HEALTH

1. Biochimie,87(1):39-43, 2005
2. J Endocr Soc. 2019 Jan 1; 3(1): 91–107
3. J Clin Endocrinol Metab, 104(6): 2094–2102, 2019
4. Clin. Interv. Aging 2016, 11, 1317–1324
5. Horm. Metab. Res. 2004, 36, 674–678

LPCN 2401 – Clinical Data Show Significant Improvement in Body Composition

Phase 2 results demonstrate increased lean mass and decreased fat mass at Week 20

Lean Mass



Lean Mass (kg)
Appendicular Lean Mass (kg)
CBL (kg)
2.5
2
1.5
1
0.5
0
-0.5
-1
-1.5
1.6
1.9
-1.3
0.7
0.8
-0.9
*
LPCN 2401
LPCN 2401+E
Placebo

Fat Mass



Total Fat Mass (kg)
Trunk Fat Mass (kg)
CBL (kg)
2
0
-2
-4
1
0
-1
-2
-2.0
-2.6
1.2
-0.9
-1.4
0.9
*
LPCN 2401
LPCN 2401+E
Placebo

*p<0.05 vs placebo
Phase 2 clinical trial - NCT04134091
n=12 for LPCN 2401; n=13 for LPCN 2401+E; n=13 for placebo

LPCN 2401 Novel Oral Treatment for Obesity Management

Target benefits to improve weight loss and functionality

Quality Weight Loss

- Preserve lean mass
- Primarily fat loss

Attenuate functionality loss

Amplify fat loss

More abdominal fat loss

Improve bone health

LPCN 2401 + GLP-1 agonist treatment

Maintain Weight Loss

- Minimize fat regain
- Minimize weight regain

Maintain/improve functionality

Improve lean mass

Sustain HbA1c improvement

LPCN 2401 treatment post GLP-1 cessation



LPCN 1107

Pioneering A Solution to the Preterm Birth Health Crisis

LIPOCINE
ENHANCING HEALTH

LPCN 1107 for Prevention of Preterm Birth

Product candidate highlights

- Oral dosage form comprising 17-hydroxyprogesterone caproate
- Oral, a Major Contribution to Patient Care (MC to PC), including no injection site reaction
- >$2B market potential with no approved drug
- Phase 3 ready with compelling efficacy rationale
- Strong pharmaco-economic justification
- Accelerated approval pathway and ODD (Orphan Drug Designation)

Potential to be SOC in prevention of preterm birth